Exhibit 99.2

COMMUNITY WEST / BANCSHARES C123456789 000000000.000000 ext 000000000.000000 ext 004 000000000.000000 ext 000000000.000000 ext ENDORSEMENT LINE sackpack 000000000.000000 ext 000000000.000000 ext Your vote matters - here’s how to vote! MR A sample You may Vote online or by phone instead of mailing this card. ADD 1 Votes submitted electronically must be ADD2 received by Pacific Time, onTBD, 2024. ADD 3 = ADD 4 ADD5 Online Go to www.envisionreports.com/CWBC or scan the OR code - login details are located in the shaded bar below. 1 Phone Call toll free 1-800-652-V0TE (8683) within the USA, US territories and Canada ®Save paper, time and money! Sign up for electronic delivery at www.envisionr6ports.com/CWBC 2024 Special Meeting Proxy Card (1234 5678 9012 345) IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. a Proposals—The Board of Directors recommends a vote for Proposals 1,2, and 3. + 1. Approval of Merger Agreement. To approve the principal terms of For Against Abstain 3. Grant of Discretionary Authority to Adjourn Meeting. To consider for against Abstain the Agreement and Plan of Reorganization and Merger, dated as of and vote uPon a proposal to grant discretionary authority to adjourn October 10,2023, by and among Central Valley Community Bancorp the special meeting if necessary or appropriate in the judgment of our and Community West bancshares (the “merger agreement”) and the board of directors to solicit additional proxies or votes in favor of the transactions contemplated by the merger agreement, including the approval of the principal terms of the merger agreement and the merger of Community West Bancshares with and into Central Valley transactions contemplated thereby, including the merger. Community Bancorp (the ‘‘merger”), with Central Valley Community Bancorp surviving the merger, and the cancellation of each outstanding share of Community West Bancshares common stock, other than any excluded shares, in exchange for the right to receive 0.7900 of a share of Central Valley Community Bancorp common stock, subject to the terms in the merger agreement, as described in the joint proxy statement/prospectus. 2. Advisory Proposal to Approve Merger-Related Compensation. For Against Abstain To approve, on an advisory (non-binding) basis, the merger-related compensation payments that will or may be paid to the named executive officers of Community West Bancshares in connection with the transactions contemplated by the merger agreement (the “Community West compensation proposal”). B Authorized Signatures - This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name appears. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership please sign in partnership name by authorized person. Date (mm/dd/yyyy) - Please print date below. Signature 1 - Please keep signature within the box. Signature 2 - Please keep signature within the box. C1234567890 jnt MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND . 1 U P X 576131 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

IMPORTANT NOTICE REGARDING THE INTERNETAVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD TBD, 2024. The proxy materials are available to you online at www.envisionreports.com/CWBC and on the Company’s website at www.communitywestbank.com. ©Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/CWBC IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy - Community West Bancshares Proxy For the Special Meeting of Shareholders to be held TBD, 2024. This Proxy is Solicited on Behalf of Board of Directors. The undersigned holder of Common Stock acknowledges receipt of a copy of the Notice of Special Meeting of Shareholders of Community West Bancshares, and the accompanying Proxy Statement dated TBD, and revoking any Proxy heretofore given, appoints Robert H. Bartiein and William R. Peeples, and each of them, agents and proxy of the undersigned with full power of substitution, to attend and act as proxy or proxies for the undersigned at the Special Meeting of Shareholders of Community West Bancshares to be held at La Cumbre Country Club, 4015 Via Laguna, Santa Barbara, California 93110 on TBD, 2024, at TBD Pacific Time, and at any and all adjournments thereof, upon the items set forth in the Notice of Special Meeting and Proxy Statement to vote as specified herein the number of shares which the undersigned, if present, would be entitled to vote as follows and to vote according to their discretion on all other matters which may be properly presented for action at the meeting or any adjournments thereof: THIS PROXY WILL BE VOTED AS SPECIFIED OR IF NO CHOICE IS SPECIFIED, WILL BE VOTED FOR PROPOSALS 1,2, AND 3. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED BY THE SHAREHOLDER DELIVERING IT PRIOR TO ITS EXERCISE BY FILING WITH THE CORPORATE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY, A DULY EXECUTED PROXY BEARING A LATER DATE, BY VOTING BY INTERNET OR BY TELEPHONE AFTER THE DATE OF THE PROXY SUBMITTED OR BY PARTICIPATING AND VOTING AT THE MEETING. THE UNDERSIGNED HEREBY CONSENTS TO AND ACKNOWLEDGES RECEIPT OF THE PROXY MATERIALS BY ACCESSING THEM ONLINE AT www.edocumentviewxom/CWBC. THIS CONSENT APPLIES ONLY TO THESE PROXY MATERIALS, AND MAY BE WITHDRAWN BY NOTIFYING THE COMPANY BY EMAIL TO: rpimentel@communitywestbank.com. Please sign exactly as name appears. When shares are held by joint tenants both should sign. When signing as attorney, as executor, administer, trustee, or guardian, please give title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership please sign in partnership name by authorized person. PLEASE SIGN AND DATE THE OTHER SIDE C Non-Voting Items Change of Address - Please print new address below. Comments - Please print your comments below. Meeting Attendance Mark box to the right if | | you plan to attend the Annual Meeting. +

COMMUNITY WEST / BANCSHARES VOTE Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 2024 Special Meeting Proxy Card IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals—The Board of Directors recommends a vote for Proposals 1, 2, and 3. + Approval of Merger Agreement. To approve the principal terms of For Against Abstain 3. Grant of Discretionary Authority to Adjourn Meeting. To consider Against Abstain the Agreement and Plan of Reorganization and Merger, dated as of and vote upon a proposal to grant discretionary authority to adjourn October 10, 2023, by and among Central Valley Community Bancorp the special meeting if necessary or appropriate in the judgment of our and Community West Bancshares (the “merger agreement”) and the board of directors to solicit additional proxies or votes in favor of the transactions contemplated by the merger agreement, including the approval of the principal terms of the merger agreement and the merger of Community West Bancshares with and into Central Valley transactions contemplated thereby, Including the merger. Community Bancorp (the “merger”), with Central Valley Community Bancorp surviving the merger, and the cancellation of each outstanding share of Community West Bancshares common stock, other than any excluded shares, in exchange for the right to receive 0.7800 of a share of Central Valley Community Bancorp common stock, subject to the terms in the merger agreement, as described in the joint proxy statement/prospectus. Advisory Proposal to Approve Merger-Related Compensation. For Agakist Abstain To approve, on an advisory (non-binding) basis, the merger-related compensation payments that will or may be paid to the named executive officers of Community West Bancshares in connection with the transactions contemplated by the merger agreement (the “Community West compensation proposal”). B Authorized Signatures - This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name appears. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership please sign in partnership name by authorized person. Date (mm/dd/yyyy) - Please print date below. Signature 1 - Please keep signature within the box. Signature 2 - Please keep signature within the box. 1UPX576131 + 03ssva

IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy - Community West Bancshares Proxy For the Special Meeting of Shareholders to be held TBD, 2024. This Proxy is Solicited on Behalf of Board of Directors. The undersigned holder of Common Stock acknowledges receipt of a copy of the Notice of Special Meeting of Shareholders of Community West Bancshares, and the accompanying Proxy Statement dated TBD, and revoking any Proxy heretofore given, appoints Robert H. Bartiein and William R. Peeples, and each of them, agents and proxy of the undersigned with full power of substitution, to attend and act as proxy or proxies for the undersigned at the Special Meeting of Shareholders of Community West Bancshares to be held at La Cumbre Country Club, 4015 Via Laguna, Santa Barbara, California 93110 on TBD, 2024, at TBD Pacific Time, and at any and all adjournments thereof, upon the items set forth in the Notice of Special Meeting and Proxy Statement to vote as specified herein the number of shares which the undersigned, if present, would be entitled to vote as follows and to vote according to their discretion on all other matters which may be properly presented for action at the meeting or any adjournments thereof: THIS PROXY WILL BE VOTED AS SPECIFIED OR IF NO CHOICE IS SPECIFIED, WILL BE VOTED FOR PROPOSALS 1, 2, AND 3. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED BY THE SHAREHOLDER DELIVERING IT PRIOR TO ITS EXERCISE BY FILING WITH THE CORPORATE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY, A DULY EXECUTED PROXY BEARING A LATER DATE, BY VOTING BY INTERNET OR BY TELEPHONE AFTER THE DATE OF THE PROXY SUBMITTED OR BY PARTICIPATING AND VOTING AT THE MEETING. THE UNDERSIGNED HEREBY CONSENTS TO AND ACKNOWLEDGES RECEIPT OF THE PROXY MATERIALS BY ACCESSING THEM ONLINE AT www.edocumentview.com/CWBC. THIS CONSENT APPLIES ONLY TO THESE PROXY MATERIALS, AND MAY BE WITHDRAWN BY NOTIFYING THE COMPANY BY EMAIL TO: rpimentei@communitywestbank.com. Please sign exactly as name appears. When shares are held by joint tenants both should sign. When signing as attorney, as executor, administer, trustee, or guardian, please give title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership please sign in partnership name by authorized person. PLEASE SIGN AND DATE THE OTHER SIDE